Fees Summary	Dec. 23, 2025 USD ($)
Fees Summary [Line Items]
Total Offering	$ 38,610,292.83
Previously Paid Amount	153.10
Total Fee Amount	5,347.08
Total Offset Amount	0.00
Net Fee	$ 5,193.98